                             MASTER EQUIPMENT LEASE

THIS LEASE, made this _______ day of _________________ 1996 between BOSTON FINANCIAL & EQUITY CORPORATION (herein called "Lessor"), a Massachusetts corporation with its principal place of business at 20 Overland St., Boston Massachusetts, and EARTHLINK NETWORK, INC. (herein called "Lessee"), a CALIFORNIA corporation, with its principal place of business at 3171 LOS FELIZ BOULEVARD, SUITE 203, LOS ANGELES, CALIFORNIA 90039.

                                   WITNESSETH

In consideration of the premises, the parties covenant and agree as follows:

1. Definitions.  As herein used:

   1.1 "Equipment" means the equipment manufactured or sold by the Manufacturers or Distributors described in the Schedule of Leased Equipment ("Schedule") annexed hereto and made a part hereof, together with any replacements or substitution of parts, improvements or additions thereto, and such other equipment which, by agreement, may from time to time be hereafter described on any supplemental schedule of leased equipment ("Schedule") which may be annexed hereto and made a part hereof (the equipment on all such schedules being collectively herein referred to as "Equipment"). The term "Equipment" also includes all software and other intellectual property described on the Schedule as well as operating software and application software used or usable in connection with any item set forth on any Schedule whether or not such software or other intellectual property is specifically identified on the Schedule, and also includes all tangible representations of all such software.
   1.2 "Commencement Date" means the first day of the month next following the delivery of all the Equipment.
   1.3 "Monthly Rent" means the amount of rent payable by Lessee each month pursuant to Paragraph 3 of the Schedule as well as all maintenance charges payable, if any, if, according to the Schedule, Lessor is furnishing maintenance as indicated on the Schedule.
   1.4 "Net Proceeds of Sale" means the net amount received by Lessor after deducting from the gross proceeds of sale of the Equipment or in the event of a subsequent lease by the Lessor, the net present value of rent due under such subsequent lease, all expenses incurred in the termination of this lease and any amounts for which, if not paid, Lessor would be liable or which, if not paid, would constitute a lien on the Equipment.
   1.5 "Lessor's Depreciated Book Value" means the original cost of the equipment less the straight line depreciation for five year property, all as reflected on Lessor's books of account.
   1.6 "Lease Term" means the period specified in Section 2 of the applicable Schedule thereof.
   1.7 "Addendum" means any amendment to this Master Equipment Lease which is specifically identified as such, and when so identified shall be a part hereof.
2. Lessor does hereby lease to the Lessee, and Lessee hereby leases and hires from the Lessor the Equipment subject to the terms, provisions, conditions and agreements in this lease set forth.

3. Delivery. Lessee hereby acknowledges: (a) the Equipment is of the manufacture, design and capacity selected by Lessee; (b) the Equipment is suitable for Lessee's purposes, and (c) Lessor has made no representation or warranty, expressed or implied, with respect to the Equipment or any of the foregoing matters. Lessor will assign or otherwise make available to Lessee all of Lessor's rights (if any and if assignable) under the manufacturer's warranty on the Equipment and maintenance agreement relating thereto, all costs and charges thereof and therefore to be borne by Lessee. At the termination of the applicable Schedule, Lessee shall, at its expense, return the Equipment subject thereto to Lessor at the location designated by Lessor within the continental United States by surface transportation, only if not shipped directly to a successor Lessee. The Equipment returned to Lessor shall, at the time it is disconnected from its then location in Lessee's premises, be in the same condition and working order as when delivered to Lessee, reasonable wear and tear and casualty loss excepted, and shall be at the then current engineering change level recommended by the Equipment Manufacturer (if required in the Schedule).

4. In addition to the Monthly Rent, Lessee shall pay, promptly when due, all costs, expenses, fees, charges and taxes incurred in connection with the use and operation of the Equipment. Such items shall include, but not be limited to:
   4.1.1 all costs of operating the Equipment.
   4.1.2 all federal, state, county, municipal or other taxes whatsoever, without proration, and any penalties and interest thereon ("Taxes") (including any Taxes with an assessment date which occurred during the Lease Term or any extension thereof). If the payment due date or reimbursement date for a Tax should occur after the expiration or termination of the Lease Term or any extension thereof, Lessee's liability for such Tax shall survive such expiration or termination.
   4.1.3 all shipping, installation, and transportation charges from the manufacturer or vendor to the installation site.
   4.1.4 all de-installation, shipping and transportation charges from the installation site to a location designated by the Lessor at the conclusion of the Lease or any extension thereof.
   4.2 If Lessee should fail to pay any of the costs, expenses, fees, charges and taxes (including attorney's fees) for which Lessee is liable hereunder, Lessor may, but shall not be required to, pay the same for the account of Lessee. Lessee shall reimburse Lessor, upon demand, for the full amount of any such costs, expenses, fees, charges and taxes paid by Lessor.
   4.3 If, at the termination of the applicable Schedule, Lessee fails to return to Lessor the Equipment subject thereto in accordance with the provisions of the second paragraph of Section 3, Lessee shall, until such Equipment is so returned: pay to Lessor on account of damages a monthly amount equal to the amount shown in Section 5 of such Schedule, and perform or observe all other of its agreements and covenants under this Lease; but such payment, performance, and observance shall not limit or impair Lessor's right to recover the Equipment or any other of Lessor's rights under this Lease, nor shall it represent an extension of the term provided in the applicable schedule, nor shall it represent a consent by the Lessor to such failure by Lessee to return, and, in all events notwithstanding such payment, performance and observance, Lessee's obligation so to return shall remain in full force and effect.

5. Use of Equipment. Lessee shall use the Equipment only for lawful purposes in the regular course of its business or the business of any subsidiary or affiliate of Lessee within the United States or its possessions. Lessee shall, concurrently with the execution of this Lease, notify Lessor in writing where all Equipment is principally located, and upon any change in such principal location of any Equipment, notify Lessor in writing within ten (10) days thereafter of the new principal location of such Equipment. Lessee shall use every reasonable precaution to prevent loss or damage to Equipment from fire and other hazards. Lessee's servants and agents shall cooperate fully with Lessor in the investigation of any claims and suits relating to the Equipment. Lessee shall keep the Equipment free from all liens and encumbrances. This Lease and the interest of Lessee hereunder shall not be assigned, alienated, pledged or hypothecated voluntarily by Lessee or by operation of law, nor shall Lessee permit the Equipment to come into the possession of any third person except a subsidiary or affiliate of Lessee, provided, however, that Lessee shall remain obligated to Lessor hereunder with respect to any such Equipment.

6. Lessee will enter into a Master Maintenance Agreement with Lessor.
   Except to the extent of the Lessor's obligation to provide maintenance (as provided in the aforesaid Master Maintenance Agreement) Lessee shall, at its own expense, keep the Equipment in first-class condition and repair and in good and efficient working order (including the replacement or substitution of parts, improvements or additions to the Equipment). Lessee shall not, without Lessor's prior written consent, make any substitution of any part(s) of the Equipment, whether or not such part(s) are specifically identified by manufacturer or serial number. Without the prior written consent of Lessor, Lessee will not, through the installation of accessory devices or any other method, impair the originally intended function of any Equipment. Any replacement or substitution of parts, improvements or additions to the Equipment made by Lessee shall] become and remain the property of Lessor.

7. Insurance. Lessee shall, at its expense, procure and maintain, at all times, in a responsible insurance company acceptable to Lessor, insurance in an amount not less than the estimated market value of all of the Equipment protecting Lessor and Lessee, as their interests may appear, against loss and/or damage to the Equipment arising out of any risk covered by fire and extended coverage and by employee theft and dishonesty. All such insurance shall cover the period from delivery of the Equipment to Lessee to the date of termination of the Lease with respect thereto, and shall provide for ten (10) days' prior written notice to Lessor of any cancellation or reduction in coverage. Lessee shall deliver to Lessor within ten (10) days after the Commencement Date, the insurance policy, and a Certificate of Insurance satisfactory to Lessor. Lessor shall have no duty to examine such policies or certificates, or to advise Lessee of any noncompliance of such insurance with this Lease. If Lessee fails to provide the aforesaid insurance, Lessor may, at its own option, provide such insurance and add the amount of the premiums to the next rental installment together with interest thereon at the rate of Twenty Four Per Cent (24%) per annum, or the rate permitted by law (whichever is less), from the date of payment thereof until paid in full. The proceeds of such insurance whether resulting from loss, damage, return premium or otherwise, shall be payable to Lessor and Lessee, as their interests may appear. If Lessee should be in default under
   Section 10 hereof, Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receipt payment of and execute or endorse all documents, checks or drafts for loss, damage, return premium or otherwise under any insurance policy issued on Equipment,

8. Indemnity. Lessee shall indemnify and hold Lessor harmless against any and all claims, demands, liabilities, losses, damages and injuries of whatsoever kind and nature, direct or consequential, and all fees, costs and expenses relating to or in any way arising out of the possession. maintenance, use, operation, control, loss damage, destruction, return, surrender, sale or other disposition of the Equipment. The foregoing indemnity shall not be affected by any termination of the Lease.

9. Termination of Lease of Equipment Through Loss or Destruction. Lessee shall bear all risks of loss, damage or destruction of the Equipment during the Lease Term. In the event the Equipment is damaged beyond repair the Lessee shall be liable to the Lessor for an amount equal to the cost of purchasing similar Equipment less the amount of any insurance or other recoveries received by the Lessor in connection therewith.

10. Events of Default. The following events of default by Lessee shall give rise to rights on the part of Lessor described in Section 11:
    10.1 (a) Default in the payment of Monthly Rent hereunder, and such default not having been remedied in three (3) days from due date. (b) Default in the payment or performance of any other liability, obligation or covenant of Lessee under this Lease and the continuance of such default for fifteen (15) days after written notice thereof to Lessee sent by certified mail; or

    10.2 Breach of any representation or warranty. or default in the performance of any agreement, of Lessee contained in this Lease; or
    10.3 The Making of a general assignment for the benefit of creditors by Lessee, the suspension of business or the commission by Lessee of any act amounting to a business failure, any change in, or termination of, Lessee's corporate existence (except a merger, consolidation or reorganization in which the obligations of Lessee are assumed by the surviving corporation), or the levy of an attachment or filing of a tax lien (other than a Federal tax lien) against Lessee affecting Equipment, and the failure of Lessee to cause such attachment or tax lien to be discharged within thirty (30) days thereafter, or the filing of a Federal Tax lien against Lessee, the Equipment or any of Lessee's property; or
    10.4 The institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against Lessee and, if instituted against Lessee, its consent thereto or the failure to cause such proceedings to be discharged within thirty (30) days thereafter,

11. Rights of Lessor Upon Default of Lessee. Upon occurrence of any of the Events of Default described in Section 10, Lessor may, at its discretion, do one or more of the following:
    11.1 Terminate this Lease upon five (5) days' written notice to Lessee sent by certified mail:
    11.2 Whether or not this Lease be terminated, take immediate possession of any or all of the Equipment, including substituted parts, accessories or equipment, wherever situated, and for such purpose, enter upon any premises without liability for so doing. Lessor shall hold the Equipment so repossessed free and clear of this Lease and of any of the rights of Lessee hereunder
    11.3 Whether or not any action has been taken under Section 11.1 or 11.2 above, sell, dispose of, hold, use or lease any Equipment as Lessor at its sole discretion, may decide, without any duty to account to Lessee with respect to such action or any proceeds thereof, and free of any interest of Lessee therein.

If, after default, Lessee should deliver the Equipment to Lessor, or if Lessor should repossess the Equipment or if Lessor should terminate this Lease, and in addition to all rights of Lessor set forth above, Lessee shall be liable for, and Lessor may recover from Lessee, as liquidated damages for the breach of this Lease: (i) all unpaid rent to the date of such delivery, repossession or termination, (ii) all rent due to Lessor between the date of such delivery, repossession or termination and the end of the present Lease Term, (iii) in the event of a sale pursuant to Section 11.3, the amount of any deficiency existing between the Net Proceeds of Sale of the Equipment and the Lessor's Depreciated Book Value of the Equipment at the time of such repossession, (iv) all such sums payable by Lessee pursuant to the provisions hereof, (v) all other losses and damages sustained by reason of the default, and (vi) all costs and expenses, including but not limited to costs associated with repossession, deinstallation. transportation charges and necessary repair expenses, incurred by Lessor by reason of the default. If, for any reason, Lessor should be unable to effect repossession of the Equipment, Lessor may recover, as liquidated damages, the amounts aforesaid, except that instead of item (iii), Lessee shall be liable to Lessor in an amount equal to the replacement cost of the Equipment as determined by the Lessor.

12. In addition to all other sums payable by Lessee hereunder. Lessee shall pay to Lessor all expenses incurred by Lessor, including, without limitation, reasonable attorneys' fees and court expenses of enforcing any rights of Lessor hereunder, whether against Lessee or any other party primarily or secondarily liable with respect to the Lessee's obligations or against the Equipment.

13. Equipment to Be and Remain Personal Property. It is the intention and understanding of both Lessor and Lessee that all Equipment shall be and at all times remain personal property.

14. Rentals to be Paid Directly to Lessor. Lessee shall make payment of all rent and other payments due hereunder directly to Lessor at the following mailing address BOSTON FINANCIAL & EQUITY CORPORATION. Post Office Box 71, Kenmore Station, Boston, Massachusetts 02215, or to such other address as Lessor shall instruct.

15. Miscellaneous
    15.1 Time is of the essence hereof.
    15.2 This agreement is and is intended to be a True Lease. Lessee does not acquire hereby any right, title or interest in or to the Equipment, except the right to use the same under the terms hereof. Lessor and Lessee agree that for tax purposes this lease will be treated as a finance lease by the Lessee.
    15.3 The relationship between Lessor and Lessee shall always and only be that of Lessor and Lessee. Lessee shall never at any time during the term of this Lease for any purpose whatsoever be or become the agent of the Lessor, and Lessor shall not be responsible for the acts or omissions of Lessee, or its agents.
    15.4 Lessor shall have the right to inspect any Equipment at any reasonable time; provided however, that such right shall be limited to the extent required by any applicable United States Government security regulations.

    15.5 Should the Lessee not pay the monthly rental payment when due and owing under the provisions of this Lease, the Lessee agrees to pay to the Lessor five per cent (5%) of the monthly payment as a delinquency charge, or the maximum permitted by law, (whichever is less).
    15.6 Lessor's rights and remedies with respect to any of the terms and conditions of this Lease shall be cumulative and not exclusive, and shall be in addition to all other rights and remedies in its favor.

    15.7 No party hereto shall, by act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, or under any other instrument executed in connection herewith, unless such waiver is in writing. A waiver on any one occasion shall not be construed as a waiver on any future occasion.
    15.8 The invalidity of any portion of this Lease shall not affect the force and effect of the remaining valid portions thereof.
    15.9 All notices shall be binding upon the parties hereto if sent to the address set forth herein (unless a subsequent address has been furnished) by certified mail, by one party to the other.
    15.10 Lessee will provide Lessor with copies of Annual Financial Reports prepared by Lessee's independent accounting firm within fourteen (14) days of the issuance of said Report. In addition, Lessee will provide Lessor with copies of interim, year-to-date or monthly financial reports which reports shall be prepared at least every three (3) months. Lessee will make every effort to prepare and deliver to Lessor all financial reports in a timely fashion upon request by the Lessor.
       Lessee also agrees to make available financial books and records for review by Lessor during regular business hours, as well as other contracts, agreements, or materials the Lessor may deem appropriate.
    15.11 No representations, warranties. promises, guaranties or agreements, oral or written, expressed or implied, have been made by either party hereto with respect to this Lease or the Equipment, except as expressly provided herein.
    15.12 This Lease shall be construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the choice of law rules thereof. Lessee hereby irrevocably submits to the jurisdiction of the courts of said Commonwealth or any federal court sitting within said Commonwealth, over any suit, action, or proceeding arising out of or relating to this Lease or the Equipment and agrees that any suit, action, or proceeding brought by the Lessee against or involving the Lessor shall be brought only in said courts. Lessee further consents to process being served in the manner described for notices under Section
       15.9 above.

       This Lease constitutes the entire agreement between the parties hereto with respect to the leasing of the Equipment. Any change or modification of this Lease must he in writing and signed by the parties hereto.

    15.13 Lessor and Lessee, each having had opportunity of review by counsel, each irrevocably waive all right to trial by jury in any proceeding hereinafter instituted by or against either of them in respect of this Lease or arising out of any document executed in connection herewith or in connection with the Equipment.

16. Lessor may assign its rights under this Lease and (1) if Lessor does assign this Lease, the assignee shall be entitled, upon notifying the Lessee, to performance of all of Lessee's obligations and agreements under this Lease and to all of the rights and remedies of the Lessor, and (2) Lessee will assert no claim or defenses it may have against the Lessor against the assignee.

17. Lease is conditional upon approval of Lessor, and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor of the acceptability of the Lessee for the Equipment Lease herein described. Signature of this Lease by the Lessor shall constitute acceptance and all aforementioned terms and conditions shall be effective upon endorsement by the Lessor.

18. Supplemental Equipment Schedules may from time to time be included under this Master Equipment Lease. The addition of supplemental Schedules is conditional upon approval by Lessor and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor.

19. The terms and conditions of the Master Equipment Lease and any other documents associated herewith are confidential and proprietary. Lessee agrees not to disclose the same to any other party without prior written consent of Lessor.

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Lease as of the day and year first above written.

                                         LESSOR:   BOSTON FINANCIAL &
LESSEE:     EARTHLINK NETWORK, INC.                   EQUITY CORPORATION
       -------------------------------          -------------------------------
Signature:   /s/ LELAND THOBURN          Signature:
          ----------------------------             ----------------------------
Name:         LELAND THOBURN             Name:
     ---------------------------------        ---------------------------------
Title:           Treasurer               Title:
      --------------------------------         --------------------------------
Date:         February 8, 1996           Date:
     ---------------------------------        ---------------------------------
ATTEST:                                  ATTEST:
       -------------------------------          -------------------------------

                             LEASE SCHEDULE NO. 1

        to Master Equipment Lease between BOSTON FINANCIAL & EQUITY CORPORATION, Lessor, and EARTHLINK NETWORK, INC., Lessee (Lease No. 1270) dated as of February 23, 1996.

1.  Description of Equipment:

(25) GATEWAY 2000 P5-100 SYSTEMS (to include)

    QTY    DESCRIPTION
   ----    -----------
   (25)    Intel 100MHz Pentium Processor
   (25)    8MB EDO Performance DRAM expandable to 128MB
   (25)    256KB Pipeline Burst SRAM cache
   (25)    850MB Western Digital IDE (13ms) 17MB DTR
   (25)    PCI Enhanced IDE interface
   (25)    PCI local-bus graphics accelerator with 1MB DRAM
   (25)    3.5" 1.44MB diskette drive
   (25)    Vivitron 15 color monitor (13.9" viewable)
   (25)    Slots: two 16-bit ISA, three 32-bit PCI, one PCI/ISA slots
   (25)    Desktop case with 145-watt power supply
   (25)    104+ Keyboard
   (25)    3COM ISA Ethernet Combo
   (25)    Microsoft mouse and Gateway mouse pad
   (25)    Microsoft Windows 95
   (25)    MS Office 95, Professional Edition

2. Lease Term. This Lease Schedule shall be effective as of the date hereof, and unless terminated as provided herein, shall continue in full force and effect for a period of thirty-six (36) months from Commencement Date.

3. Payment of Rent. Lessee shall pay to Lessor as Monthly Rent for the above Equipment the sum of One Thousand Six Hundred Sixty-One Dollars ($1,661.00) each month for the first Twenty-Four (24) months; and One Thousand Five Hundred Sixty-Six Dollars ($1,566.00) each month for the final Twelve (12) months. Payment will be made in advance on or before the first day of each month of Lease Term, or any extensions thereof. Rental payments for Months One (1) and Thirty-Six (36) are due upon signing of this agreement with the Rental payment for the first month being applied to the month beginning with the Commencement Date.

If delivery of the Equipment takes place on other than the first day of a month, the rent for such partial first month shall be the amount obtained by multiplying the following: Fraction of Monthly Rent as set forth above times the number of days remaining in such partial first month: provided, however, that if less than all of the Equipment is delivered prior to the Commencement Date then Lessee shall pay rent to the Lessor for the period between such date of delivery and Commencement Date, which rent for each full month of such period shall be determined by multiplying by a fraction whose numerator shall be the cost of the Equipment so delivered and whose denominator shall be the total cost of all of the Equipment.

                            LEASE SCHEDULE NO. 2

        to Master Equipment Lease between BOSTON FINANCIAL & EQUITY CORPORATION, Lessor, and EARTHLINK NETWORK, INC., Lessee (Lease No. 1270) dated as of February 23, 1996.

1.  Description of Equipment:

    (See Exhibit A to Lease Schedule No. 2)

2. Lease Term. This Lease Schedule shall be effective as of the date hereof, and unless terminated as provided herein, shall continue in full force and effect for a period of thirty-six (36) months from Commencement Date.

3. Payment of Rent. Lessee shall pay to Lessor as Monthly Rent for the above Equipment the sum of Thirteen Thousand Six Hundred Fifty-Six Dollars ($13,656.00) each month for the first Twenty-Four (24) months; and Twelve Thousand Eight Hundred Seventy-Five Dollars ($12,875.00) each month for the final twelve (12) months. Payment will he made in advance on or before the first day of each month of Lease Term, or any extensions thereof. Rental payments for Months One (1) and Thirty-Six (36) are due upon signing of this agreement with the Rental payment for the first month being applied to the month beginning with the Commencement Date.

If delivery of the Equipment takes place on other than the first day of a month, the rent for such partial first month shall be the amount obtained by multiplying the following: Fraction of Monthly Rent as set forth above times the number of days remaining in such partial first month: provided, however, that if less than all of the Equipment is delivered prior to the Commencement Date then Lessee shall pay rent to the Lessor for the period between such date of delivery and Commencement Date, which rent for each full month of such period shall be determined by multiplying by a fraction whose numerator shall be the cost of the Equipment so delivered and whose denominator shall be the total cost of all of the Equipment.

4. Extension of Lease. Lessee shall have the option to extend this Lease Schedule at the end of the present term for a Twenty-Four (24) month period at a monthly rental charge of Three Thousand Seven Hundred Seven Dollars ($3,707.00) each month, and a subsequent option to extend this Lease Schedule for Sixty (60) months at a monthly rental charge of Two Thousand One Hundred Seven Dollars ($2,107.00) each month.

5. Should Lessee wish to exercise the extension option under Section 4, Lessor must be notified in writing by Lessee, via certified mail, of Lessee's intention to exercise this option. Said notification must be received at least ninety (90) days prior to termination of this Lease Schedule. Should said notice not be delivered to Lessor, Lessee shall forfeit the option contained in
Section 4 and all Equipment shall be delivered to the Lessor at the conclusion of the Lease Term. Should Lessee forfeit the option contained in
Section 4 and all Equipment is not received by the Lessor at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to Twelve Thousand Eight Hundred Seventy-Five Dollars ($12,875.00).

6. Termination of Lease. Should Lessee not wish to exercise the extension option under Section 4, Lessor must be notified in writing, via certified mail, of Lessee's intention to terminate this Lease Schedule. Said notification must be received at least ninety (90) days prior to the end of the term of this Lease Schedule. All Equipment shall be delivered to Lessor at the conclusion of the Lease Term, pursuant to Section 3 of the Master Equipment Lease. Should said notice not be delivered to Lessor and all Equipment is not received at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to Twelve Thousand Eight Hundred Seventy-Five Dollars ($12,875.00).

7.   Equipment Location (complete address):

     EARTHLINK NETWORK, INC.
     3100 NEW YORK AVENUE
     PASADENA, CA 91109

8.   Lessee's Billing Address:

     EARTHLINK NETWORK, INC.
     3171 LOS FELIZ BOULEVARD
     LOS ANGELES, CA 90039


9. All of the provisions of the above-mentioned Master Equipment Lease are incorporated by reference herein as if set forth fully herein.

10. This Lease Schedule is conditional upon approval of Lessor, and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor of the acceptability of the Lessee for the Lease Schedule herein described.

Signature of this Lease Schedule by the Lessor shall constitute acceptance and all aforementioned terms and conditions and shall be effective upon endorsement by the Lessor.

LESSEE                                   LESSOR
EARTHLINK NETWORK, INC.                  BOSTON FINANCIAL & EQUITY CORPORATION
   /s/ Sky Dayton
- --------------------------------------   --------------------------------------
  (Signature)                               (Signature)

- --------------------------------------   --------------------------------------
  (Name)                                    (Name)

- --------------------------------------   --------------------------------------
  (Title)                                   (Title)

- --------------------------------------   --------------------------------------
  (Date)                                    (Date)

                               E X H I B I T   A
                                       TO
                              LEASE SCHEDULE NO. 2
                                     BETWEEN
                            EARTHLINK NETWORK, INC.
                                       AND
                      BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
     (107)     PANEL-TACK ACOUST, LOW TOP CAP,
               24-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (9)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               24-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (2)     PANEL-TACK ACOUST, LOW TOP CAP,
               30-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (2)     PANEL-TACK ACOUST, LOW TOP CAP,
               48-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (5)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               42-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (6)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               48-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (13)     PANEL-TACK ACOUST, LOW TOP CAP,
               60-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

This filing is for information  only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                               LEASE SCHEDULE NO. 2
                                     BETWEEN
                             EARTHLINK NETWORK, INC.
                                       AND
                      BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
      (58)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               60-11/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

     (185)     PANEL-TACK ACOUST, LOW TOP CAP,
               24-5/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (39)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               24-5/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (34)     PANEL-TACK ACOUST, LOW TOP CAP,
               30-5/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (28)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               30-5/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (32)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               42-5/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                               LEASE SCHEDULE NO. 2
                                     BETWEEN
                             EARTHLINK NETWORK, INC.
                                       AND
                      BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------

      (87)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               48-5/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

     (119)     PANEL-TACK ACOUST, LOW TOP CAP,
               60-11/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (27)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP
               60-11/16x51-3/4
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (13)     PANEL-TACK ACOUST, LOW TOP CAP,
               24-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (11)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               24-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (11)     PANEL-TACK ACOUST, LOW TOP CAP,
               30-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                               LEASE SCHEDULE NO. 2
                                     BETWEEN
                            EARTHLINK NETWORK, INC.
                                       AND
                     BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
       (1)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               18-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (15)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               30-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (6)     PANEL-TACK ACOUST, LOW TOP CAP,
               42-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (1)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               42-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (18)     PANEL-TACK ACOUST, LOW TOP CAP,
               48-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (20)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               48-5/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                              LEASE SCHEDULE NO. 2
                                     BETWEEN
                            EARTHLINK NETWORK, INC.
                                       AND
                      BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
       (7)     PANEL-TACK ACOUST, LOW TOP CAP,
               60-11/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

      (15)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               60-11/16x64-1/16
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (5)     PANEL-3 CIRCT, TACK ACOUST, LOW TOP CAP,
               18-5/16x4O-5/8
               BASIC  : 4692  GREY V5
               SURF-1 : Z022  GRANITE
               SURF-2 : Z022  GRANITE

       (2)     PANEL-NON TACK, CURVED, LOW TOP CAP,
               24-5/16x64-1/16
               BASIC  : 4692  GREY V5
               INNER  : Z022  GRANITE
               OUTER  : Z022  GRANITE

      (35)     FILLER PACKAGE-"L" CONFIG, LOW TOP CAP, 41H
               BASIC   : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

     (119)     FILLER PACKAGE-"L" CONFIG, LOW TOP CAP, 53H
               BASIC   : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                              LEASE SCHEDULE NO. 2
                                     BETWEEN
                             EARTHLINK NETWORK, INC.
                                       AND
                      BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
      (24)     FILLER PACKAGE-"L" CONFIG, LOW TOP CAP, 65H
               BASIC   : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

      (52)     TOP CAP-FILLER, "X" CONFIG, LOW HGT
               TOP-CAP : 4692  GREY V5

     (100)     FILLER PACKAGE-"T" CONFIG, LOW TOP CAP, 53H
               BASIC   : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

      (19)     FILLER PACKAGE-"T" CONFIG, LOW TOP CAP, 41H
               BASIC   : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

       (1)     FILLER PACKAGE-"X" CONFIG, LOW TOP CAP,
               41/53H PNL APPL
               TOP-CAP : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

      (17)     FILLER PACKAGE-"T" CONFIG, LOW TOP CAP, 65H
               BASIC   : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

       (5)     FILLER PKG-"T" CONFIG, BK FLR, LOW TOP CAP,
               53/65H PNL APPL
               BASIC   : 4692  GREY V5
               UPRIGHT : Z022  GRANITE

      (50)     BASE POWER IN-3 CIRCT, DUPLEX OR TRIPLEX,
               1/2" CONDUIT/6' LEAD

      (28)     RECEPTACLE-DUPLEX, LINE 1, CTN/6
               PLASTIC : 6615  GREY V5

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                               LEASE SCHEDULE NO. 2
                                     BETWEEN
                             EARTHLINK NETWORK, INC.
                                       AND
                     BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
      (24)     RECEPTACLE-DUPLEX, LINE 2, CTN/6
               PLASTIC  : 6615  GREY V5

      (17)     RECEPTACLE-DUPLEX, LINE 3, CTN/6
               PLASTIC  : 6615  GREY V5

      (18)     WORKSURFACE-CORNER, RADIUS EDGE,
               24x42x25-1/2FRONT
               TOP-SURF

      (16)     WORKSURFACE-CORNER, RADIUS EDGE,
               24x42x25-1/2FRONT
               TOP-SURF : 2716 DAWN (RET)
               SPECIAL TO BE 24(A) 24(B) 60(C) 42(D)
               AVENIR TOPS PROGRAM
               EDGE     : 6615 GV5

      (50)     WORKSURFACE-CORNER, RADIUS EDGE,
               24x42x25-1/2FRONT
               TOP-SURF : 2716 DAWN (RET)
               SPECIAL TO BE 24(A) 24(B) 48(C) 6O(D)
               AVENIR TOPS PROGRAM
               EDGE     : 6615  GREY V5

      (54)     WORKSURFACE-CORNER, RADIUS EDGE,
               24x42x25-1/2FRONT
               TOP-SURF : 2716 DAWN (RET)
               SPECIAL TO BE 24(A) 24(B) 60(C) 48(D)
               AVENIR TOPS PROGRAM
               EDGE     : 6615  GV5

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                              LEASE SCHEDULE NO. 2
                                     BETWEEN
                             EARTHLINK NETWORK, INC.
                                       AND
                     BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
      (47)     WORKSURFACE PACKAGE-RADIUS EDGE,
               NO SPRT/NO SPRT, 24X30
               TOP-SURF : 2716 DAWN (RET)
               SPECIAL TO BE 24" WIDE
               AVENIR TOPS PROGRAM
               EDGE     : 6615 GV5

      (88)     WORKSURFACE PACKAGE-RADIUS EDGE,
               NO SPRT/NO SPRT, 24X30
               TOP-SURF : 2716 DAWN (RET)
               SPECIAL TO BE 30" WIDE
               AVENIR TOPS PROGRAM
               EDGE     : 6615 GREY V5

      (26)     CANTILEVER-LH, 24D
               BASIC    : 4692 GREY V5

      (23)     CANTILEVER-RH, 24D
               BASIC    : 4692 GREY V5

     (184)     CANTILEVER-SHARED, 24D WKSF
               APPL, 18D
               BASIC    : 4692 GREY V5

     (315)     BRACKET-SIDE SUPPORT

     (204)     PEDESTAL-2 BOX, 1 FILE DWR, LK,
               24x15x27
               BASIC    : 4692 GREY V5
               LOCK     : 9201 POLISHED CHROME
               PULL     : 4692 GREY V5
               KEYS     : SK RAND

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                              LEASE SCHEDULE NO. 2
                                     BETWEEN
                             EARTHLINK NETWORK, INC.
                                       AND
                     BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
       (6)     PANEL-TRANSPT, STRAIGHT, MED TOP CAP,
               24-5/16x64-11/16
               BASIC    : 4692 GREY V5
               GLASS    : 6502 SOLAR BRONZE GLASS

       (6)     PANEL-TRANSPT, STRAIGHT, MED TOP CAP,
               48-5/16x64-11/16
               BASIC    : 4692 GREY V5
               GLASS    : 6502 SOLAR BRONZE GLASS

       (3)     WORKSURFACE-CORNER, RADIUS EDGE,
               24x42x25-1/2FRONT
               TOP-SURF : 2716 DAWN (RET)
               24(A) 24(B) 44(C) 60(D)
               AVENIR TOPS PROGRAM
               EDGE     : 6615 GV5

       (1)     WORKSURFACE-CORNER, RADIUS EDGE,
               24x42x25-1/2FRONT
               TOP-SURF : 2716 DAWN (RET)
               24(A) 24(B) 60(C) 44(D)
               AVENIR TOPS PROGRAM
               EDGE     : 6615 GV5

      (56)     WORKSURFACE-CORNER, RADIUS EDGE,
               24x42x25-1/2FRONT
               TOP-SURF : 2716 DAWN (RET)
               SPECIAL TO BE 24(A) 24(B) 60(C) 60(D)
               AVENIR TOPS PROGRAM
               EDGE     : 6615 GV5

This filing is for information only as this transaction is a true lease.

                               E X H I B I T   A
                                       TO
                             LEASE SCHEDULE NO. 2
                                     BETWEEN
                            EARTHLINK NETWORK, INC.
                                       AND
                      BOSTON FINANCIAL & EQUITY CORPORATION

     QTY                               DESCRIPTION
   -------     --------------------------------------------------------------
       (6)     WORKSURFACE PACKAGE-RADIUS EDGE,
               NO SPRT/NO SPRT, 24x42
               TOP-SURF : 2716 DAWN (RET)
               AVENIR TOPS PROGRAM
               EDGE     : 6615 GV5

      (1)     WORKSURFACE PACKAGE-RADIUS EDGE,
              NO SPRT/NO SPRT, 24x42
              TOP-SURF : 2716 DAWN (RET)
              SPECIAL TO BE 44" WIDE
              AVENIR TOPS PROGRAM
              EDGE     : 6615 GV5

      (6)     WORKSURFACE PACKAGE-RADIUS EDGE,
              NO SPRT/NO SPRT, 24x48
              TOP-SURF : 2716 DAWN (RET)
              AVENIR TOPS PROGRAM
              EDGE     : 6615 GV5

     (14)     WORKSURFACE PACKAGE-RADIUS EDGE,
              NO SPRT/NO SPRT, 24x6O
              TOP-SURF : 2716 DAWN (RET)
              AVENIR TOPS PROGRAM
              EDGE     : 6615 GV5

This filing is for information only as this transaction is a true lease.

                              LEASE SCHEDULE NO. 3


        to Master Equipment Lease between BOSTON FINANCIAL & EQUITY CORPORATION, Lessor, and EARTHLINK NETWORK, INC., Lessee (Lease No. 1270) dated as of February 23, 1996.

1. Description of Equipment:

         QTY.      DESCRIPTION                                   SERIAL NO.
         ----      -----------                                   ----------
         (3)       GDBPENT133PIA                                 4370222-
                   P5-133 Professional                           4370224
         (3)       MONO15006ACWW
                   15-inch Sony Vivitron Monitor
         (3)       SWRKIT125AAUS
                   Office 95 Pro CD
         (1)       GDBPENT133PIA                                 4370226
                   P5-133 Professional
         (1)       MON017003ABWW
                   MON WW SON 17VIV, 15.9" VIEW
         (1)       SWRKIT125AAUS
                   Office 95 Pro CD
         (1)       GDBPENT133PIA                                 4370498
                   P5-133 Professional
         (1)       MONO17003ABWW
                   MON WW SON 17VIV, 15.9" VIEW
         (1)       SWRKIT125AAUS
                   Office 95 Pro CD

         (1)       GDBPENT133PIA                                 4380899
                   P5-133 Professional
         (1)       MONO15006ACWW
                   15-inch Sony Vivitron Monitor
         (1)       SWRKIT125AAUS
                   Office 95 Pro CD
         (1)       GDBPENT133PIA                                 4380904
                   P5-133 Professional
         (1)       MONO17003ABWW
                   MON WW SON 17VIV, 15.9" VIEW
         (1)       SWRKIT125AAUS
                   Office 95 Pro CD

         (1)       GDAPENT166PIA                                 4369105
                   GA-P5-166 XL PC
         (1)       MONO17004AAWW
                   MON WW MAG 17VIV, 15.9" VIEW
         (1)       SWRKIT127ABUS
                   K SWR US OFF 95 & GENER II

         QTY.      DESCRIPTION                                   SERIAL NO.
         ----      -----------                                   ----------
         (2)       GSA4DX4100LBC                                 4371268-
                   GA LBT DX4-100 BASE PC                        4371269
         (2)       SWRKIT086AAUS
                   MS Works 95 Disk


2. Lease Term. This Lease Schedule shall be effective as of the date hereof, and unless terminated as provided herein, shall continue in full force and effect for a period of thirty-six (36) months from Commencement Date.

3. Payment of Rent. Lessee shall pay to Lessor as Monthly Rent for the above Equipment the sum of One Thousand Fourteen Dollars ($1,014.00) each month for the first twenty-four (24) months; and Nine Hundred Fifty-Six Dollars ($956.00) each month for the final twelve (12) months. Payment will be made in advance on or before the first day of each month of Lease Term, or any extensions thereof. Rental payment for Months One (1) and Thirty-Six (36) are due upon signing of this agreement with the Rental payment for the first month being applied to the month beginning with the Commencement Date.

If delivery of the Equipment takes place on other than the first day of a month, the rent for such partial first month shall be the amount obtained by multiplying the following: Fraction of Monthly Rent as set forth above times the number of days remaining in such partial first month: provided, however, that if less than all of the Equipment is delivered prior to the Commencement Date then Lessee shall pay rent to the Lessor for the period between such date of delivery and Commencement Date, which rent for each full month of such period shall be determined by multiplying by a fraction whose numerator shall be the cost of the Equipment so delivered and whose denominator shall be the total cost of all of the Equipment.

4. Extension of Lease. Lessee shall have the option to extend this Lease Schedule at the end of the present term for a twenty-four (24) month period at a monthly rental charge of Two Hundred Seventy-Five Dollars ($275.00) each month, and a subsequent option to extend this Lease Schedule for sixty (6O) months at a monthly rental charge of One Hundred Fifty-Six Dollars ($156.00) each month.

5. Should Lessee wish to exercise the extension option under Section 4, Lessor must be notified in writing by Lessee, via certified mail, of Lessee's intention to exercise this option. Said notification must be received at least ninety
(90) days prior to termination of this Lease Schedule. Should said notice not be delivered to Lessor, Lessee shall forfeit the option contained in Section 4 and all Equipment shall be delivered to the Lessor at the conclusion of the Lease Term. Should Lessee forfeit the option contained in Section 4 and all Equipment is not received by the Lessor at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to Nine Hundred Fifty-Six Dollars ($956.00).

6. Termination of Lease. Should Lessee not wish to exercise the extension option under Section 4, Lessor must be notified in writing, via certified mail, of Lessee's intention to terminate this Lease Schedule. Said notification must be received at least ninety (90) days prior to the end of the term of this Lease Schedule. All Equipment shall be delivered to Lessor at the conclusion of the Lease Term pursuant to Section 3 of the Master Equipment Lease. Should said notice not be delivered to Lessor and all Equipment is not received at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to Nine Hundred Fifty-Six Dollars ($956.00).

7.   Equipment Location (complete address):

     Earthlink Network, Inc.
     3100 New York Drive, Suite 201
     Pasadena, CA 91107

8.   Lessee's Billing Address:

     Earthlink Network, Inc.
     3100 New York Drive, Suite 201
     Pasadena, CA 91107

9. All of the provisions cf the above-mentioned Master Equipment Lease are incorporated by reference herein as if set forth fully herein.

10. This Amendment is conditional upon approval of Lessor, and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor of the acceptability of the Lessee for the Amendment herein described.

Signature of this Amendment by the Lessor shall constitute acceptance and all aforementioned terms and conditions and shall be effective upon endorsement by the Lessor.

LESSEE                                   LESSOR
EARTHLINK NETWORK, INC.                  BOSTON FINANCIAL & EQUITY CORPORATION

  /s/ Sky Dayton
- --------------------------------------   --------------------------------------
  (Signature)                              (Signature)

- --------------------------------------   --------------------------------------
  (Name)                                   (Name)

- --------------------------------------   --------------------------------------
  (Title)                                  (Title)

- --------------------------------------   --------------------------------------
  (Date)                                   (Date)